                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: February 9, 2008          Invesco Ltd.

                                 By:    /s/ Lisa Brinkley
                                        -----------------------------------
                                 Name:  Lisa Brinkley
                                 Title: Global Compliance Director

                                 AIM Advisors, Inc.

                                 By:    /s/ Todd L. Spillane
                                        -----------------------------------
                                 Name:  Todd L. Spillane
                                 Title: Chief Compliance Officer

                                 AIM Capital Management, Inc.

                                 By:    /s/ Todd L. Spillane
                                        -----------------------------------
                                 Name:  Todd L. Spillane
                                 Title: Chief Compliance Officer

                                 AIM Funds Management, Inc.

                                 By:    /s/ Wayne Bolton
                                        -----------------------------------
                                 Name:  Wayne Bolton
                                 Title: Vice President, Compliance &
                                        Chief Compliance Officer

                                 AIM Private Asset Management, Inc.

                                 By:    /s/ Todd L. Spillane
                                        -----------------------------------
                                 Name:  Todd L. Spillane
                                 Title: Chief Compliance Officer

                                 Invesco National Trust Company

                                 By:    /s/ Kevin Lyman
                                        -----------------------------------
                                 Name:  Kevin Lyman
                                 Title: Assistant General Counsel

                                 Atlantic Trust Company, N.A.

                                 By:   /s/ Wayne Dewitt
                                        -----------------------------------
                                 Name:  Wayne DeWitt
                                 Title: General Counsel

                                 Invesco Hong Kong Limited

                                 By:    /s/ Asha Balachandra
                                        -----------------------------------
                                 Name:  Asha Balachandra
                                 Title: Reg. Head of Legal AP

                                 Invesco Asset Management Deutschland GmbH

                                 By:    /s/ Stephanie Ehrenfried
                                        -----------------------------------
                                 Name:  Stephanie Ehrenfried
                                 Title: Head of Legal CE

                                 Invesco Asset Management Limited

                                 By:    /s/ Nick Styman
                                        -----------------------------------
                                 Name:  Nick Styman
                                 Title: Director of European Compliance

                                 Invesco Asset Management S.A.

                                 By:    /s/ Patrick Riviere
                                        -----------------------------------
                                 Name:  Patrick Riviere
                                 Title: Chief Regional Officer

                                 Invesco Asset Management Oesterreich GmbH

                                 By:    /s/ Thomas Kraus
                                        -----------------------------------
                                 Name:  Thomas Kraus
                                 Title: Head of Sales

                                 Invesco Global Asset Management (N.A.), Inc.

                                 By:    /s/ Jeffrey Kupor
                                        -----------------------------------
                                 Name:  Jeffrey Kupor
                                 Title: Head of Legal WW Institutional

                                 Invesco GT Management Company S.A.

                                 By:    /s/ Nick Styman
                                        -----------------------------------
                                 Name:  Nick Styman
                                 Title: Director of European Compliance

                                 Invesco Institutional (N.A.), Inc.

                                 By:    /s/ Jeffrey Kupor
                                        -----------------------------------
                                 Name:  Jeffrey Kupor
                                 Title: Head of Legal WW Institutional

                                 Invesco Management S.A.

                                 By:    /s/ Alain Gerbaldi
                                        -----------------------------------
                                 Name:  Alain Gerbaldi
                                 Title: Head of Performance Measurement &
                                        Risk Analysis

                                 Invesco Maximum Income Management S.A.

                                 By:   /s/ Alain Gerbaldi
                                        -----------------------------------
                                 Name:  Alain Gerbaldi
                                 Title: Head of Performance Measurement &
                                        Risk Analysis

                                 Invesco Private Capital, Inc.

                                 By:   /s/ Jeffrey Kupor
                                        -----------------------------------
                                 Name:  Jeffrey Kupor
                                 Title: Head of Legal WW Institutional

                                 Invesco Senior Secured Management, Inc.

                                 By:   /s/ Jeffrey Kupor
                                        -----------------------------------
                                 Name:  Jeffrey Kupor
                                 Title: Head of Legal WW Institutional

                                 Invesco Taiwan Limited

                                 By:   /s/ Asha Balachandra
                                        -----------------------------------
                                 Name:  Asha Balachandra
                                 Title: Reg. Head of Legal, AP

                                 Invesco Asset Management (Japan) Limited

                                 By:   /s/ Asha Balachandra
                                        -----------------------------------
                                 Name:  Asha Balachandra
                                 Title: Reg. Head of Legal, AP

                                 Invesco Asset Management Ireland Limited

                                 By:    /s/ Alain Gerbaldi
                                        -----------------------------------
                                 Name:  Alain Gerbaldi
                                 Title: Head of Performance Measurement &
                                        Risk Analysis

                                 Invesco Kapitalanlagegesellschaft mbH

                                 By:    /s/ Stephanie Ehrenfried
                                        -----------------------------------
                                 Name:  Stephanie Ehrenfried
                                 Title: Head of Legal CE

                                 PowerShares Capital Management LLC

                                 By:    /s/ Kevin Gustafson
                                        -----------------------------------
                                 Name:  Kevin Gustafson
                                 Title: General Counsel, COO & CCO

                                 Stein Roe Investment Counsel, Inc.

                                 By:    /s/ Greg Campbell
                                        -----------------------------------
                                 Name:  Greg Campbell
                                 Title: General Counsel